                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                 August 14, 2002
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                Delaware              1-11178             13-3662955
          ------------------- ----------------------- -----------------
          (State or Other      (Commission File No.)  (I.R.S. Employer
          Jurisdiction of                              Identification
          Incorporation)                               No.)


               625 Madison Avenue
               New York, New York                    10022
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               (Address of Principal               (Zip Code)
                 Executive Offices)


                                 (212) 527-4000
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              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.    Description

                  99.1           Certification of CEO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002

                  99.2           Certification of CFO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002

Item 9.  Other Events and Regulation FD Disclosure

         On August 14, 2002, each of the Chief Executive Officer, Jack L. Stahl, and Chief Financial Officer, Douglas H. Greeff, of Revlon, Inc. executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               REVLON, INC.



                                               By: /s/ Robert K. Kretzman
                                                  -----------------------
                                               Robert K. Kretzman
                                               Senior Vice President, General
                                               Counsel and Secretary


Date: August 14, 2002

                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002